Exhibit 99.1

(r) Annual Shareholder Meeting May 12, 2005

This presentation will contain certain forward-looking statements, as defined by the Private Securities Litigation Reform Act of 1995. These forward-looking statements are, however, subject to certain risks and uncertainties that could cause actual results to differ materially from those implied by the forward-looking statements. Without limitation, these risks and uncertainties include increased competition, dependence on new management, reliance on certain customers and corporate partnerships, shortages of raw materials, dependence on industry trends, access to capital, acceptance of new technology and products, and government regulation. Listeners should review and consider the various disclosures made by the Company in this presentation and in its reports to its stockholders and periodic reports on Forms 10-K and 10-Q. We can give not assurance that the expectations reflected in our forward-looking statements will prove to be correct. Our actual results could differ materially from those anticipated in these forward-looking statements. All written and oral forward looking statements attributable to us are expressly qualified in their entirety by the factors we disclose that could cause our actual results to differ materially from our expectations. Forward-Looking Statements

2004 Review Sales $1.0 billion Net income $58.4 million Extremely tough raw material & component challenges Aggressive pricing decision - capture all costs Mid-Market/new customer strategy a success DuraPlate 25% share of van market and growing Manufacturing operations delivered big time Retail/branch turn-around taking hold Ended year bank debt free, $43 million cash positive Turn-Around Completed

2005 Highlights Trailer cycle should extend beyond 2007 - growing demand Growth driven by cycle and mid-market share gains Raw material pricing leveling - increases being recovered Retail/branch operations improving/profitable Orders placed: > 75% of 60,000 unit goal Strong balance sheet - no bank debt, reinitiated dividend Continuing product line and process simplification Turn-around completed, focus on top line growth & profitability

1999 2000 2001 2002 2003 2004 2005E 2006E 2007E 2008E 2009E Class 8 Trucks 280722 206555 118682 148236 141429 207458 235393 251662 224150 282673 260862 Total Trailers 318788 275223 140100 142658 183162 234256 269090 272258 289000 281000 288963 Positive Industry Momentum Units Source: ACT Research U.S. Truck & Trailer Industry Shipments Class 8 Truck Trailers ACT Considers 200,000 - 225,000 units Normalized Build Rate 2001 - 2004 average 176,000 units Significant replacement and growth cycle through 2008 Trailer replacement

DuraPlate® Commitment: "Ten Year Trailer"

- DuraPlate box – Reduce total cost of ownership
  - Box last 2x longer than standard competition
  - Reduced maintenance cost
  - Enhanced trade value
  - 10 year panel warranty
- Fleet maintenance issues
  - Tires and brakes – normal wear
  - Panel replacement – DuraPlate solves
  - Corrosion } WNC Focus areas
  - Light }
- Reduced maintenance = significant "OR" improvement
- Wabash only OEM with extended warranty

DuraPlate: 250,000/10% of fleet and growing!

Advertisement in Transport Topics General fleet consensus: DuraPlate only available to partners

Not any more!

"Mid-Market" - Expanding Customer Base Source: Eno Transportation Foundation Proven Opportunity - Excellent Growth Engine Others Top 10 Carriers Mid-Market East 0.38 0.11 0.52 2000 Top 10 Carriers - 11% (Historic focus) Other - 38% Mid-market - 52% Current Focus Market 1,250 fleets (1 million trailers) Technology, service & productivity driven Results to Date 400 new customers, 10,000 units ordered 70 mid-market customers 7,000 units ordered Goal 30% share by 2008 vs. 10% today Non-Partner Partner East 0.67 0.33 Non-Partner Partner East 0.39 0.61 Non-Partner Partner East 51 49 2002 2003 2004 Non-Partner Accounts Partner Accounts Changing Customer Base

Re-Investing in Lower Cost Manufacturing Replace four lines with automated assembly operations Fourth line will move reefer operations into main plant Each line can produce 15,000 trailers per year Savings: improved productivity and quality Projected average annual savings per line: $7.0M! Greatly enhances manufacturing and cycle flexibility Three Year Flexible $40 Million Program Offers Approximately $28 Million Savings Yahoo!

Product Standardization - Component Rationalization Standardize components and subassemblies - minimize low volume components Optimize trailer designs for specific freight applications - 'pre-engineered' option packages Reduce complexity of options and components Improve product quality, reduced variation Reduce Inventory Faster quoting, engineering and production time Improve customer satisfaction by providing 'solutions' for specific needs Optimize supply chain Productivity improvements for WNC, optimized trailer design for customer Long over due

Structural Margin Improvement Exceeding peak margins at only 70% of peak volumes despite commodity price headwinds Source: ACT Research and WNC estimates Automation Commodity Prices Product Line Simplification

Future Initiatives ERP - not just SOX related, expect significant business process improvement Next generation manufacturing - great cost, productivity, safety & quality improvement Mid-Market - continue to harvest new customer base Raw material/component cost reduction - significant opportunity for joint (WNC & supplier) process improvement Bench strength - challenges going forward require stronger leadership Opportunities are within our grasp Grow shareholder value